August 1, 2016

DBX ETF TRUST

Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF

(the “Fund”)

Supplement to the Prospectus

dated September 4, 2015

Effective August 1, 2016, the Board of Trustees of DBX ETF Trust has approved a reduction in the unitary management fee for the Fund.

Accordingly, effective that date, the Prospectus for the Fund will be revised as follows:

The following table replaces the “Annual Fund Operating Expenses” table in the section of the Prospectus entitled “Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF—Fees and Expenses—Annual Fund Operating Expenses:”

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

Management Fee	0.70
Other Expenses	None
Acquired Fund Fees and Expenses*	0.65
Total Annual Fund Operating Expenses	1.35
Fee Waiver and/or Expense Reimbursement**	(0.65)
Total Annual Fund Operating Expenses After Fee Waiver	0.70

*“Acquired Fund Fees and Expenses” reflect the Fund’s pro rata share of the fees and expenses it will incur effective August 1, 2016 by investing in the Deutsche X-trackers Harvest CSI 300 China A-Shares ETF (the “Underlying Fund”), which has a reduced management fee effective as of that date. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not used to calculate the Fund’s net asset value per share (“NAV”).

**The Adviser has contractually agreed, until October 1, 2018, to waive a portion of its management fees in an amount equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investments in the Underlying Fund. This agreement may only be terminated by the Fund’s Board (and may not be terminated by the Adviser) prior to that time.

The following table replaces the “Example” table in the section of the Prospectus entitled “Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF—Fees and Expenses—Example:”

1 Year	3 Years	5 Years	10 Years
$72	$224	$390	$871

The first paragraph in the section entitled “Management—Management Fee” is hereby deleted and replaced with the following:

For its investment advisory services to the Fund, the Adviser is entitled to receive a unitary management fee from the Fund at an annual rate equal to 0.70% of the Fund’s average daily net assets. Prior to August 1, 2016, the Adviser received a unitary management fee at an annual rate equal to 0.85% of the Fund’s average daily net assets.

Please retain this supplement for future reference.